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                                                                   Exhibit 10.23

                                 FOILMARK, INC.
                          REGISTRATION RIGHTS AGREEMENT

      This AGREEMENT (the "Agreement") is made as of the 23rd day of April, 1999 by and among Foilmark, Inc., a Delaware corporation (the "Company"), and the undersigned security holders of the Company (the "Stockholders").

                                   BACKGROUND

      The Stockholders are persons and entities that own shares of common stock, par value $.01 per share, of the Company (the "Common Stock"). As a condition precedent to that certain Agreement and Plan of Merger (the "Merger Agreement") dated as of November 17, 1998, by and among the Company, Foilmark Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of the Company, and the HoloPak Technologies, Inc., a Delaware corporation, (i) the Company has agreed to provide the registration rights provided for in this Agreement to the Stockholders, and (ii) the Stockholders that may be deemed "affiliates" for purposes of Rule 145 of the 1933 Act (as hereinafter defined) have delivered to Foilmark certain letters acknowledging the same. In consideration for delivering to Foilmark the Affiliate Letters, the sufficiency of which is hereby acknowledged and recognized, the Company has agreed to grant to the Stockholders the registration rights as provided herein.

                                   WITNESSETH:

      The parties hereto, each intending to be legally bound and in exchange for the mutual covenants herein, agree as follows:

1.    DEMAND REGISTRATIONS.

      (a) REQUESTS FOR REGISTRATION. At any time, from the date hereof to and including the seventh anniversary hereof, each Significant Stockholder (as hereinafter defined) may demand registration (a "Demand Registration") under the Securities Act of 1933, as amended (the "1933 Act"), of all or any portion of the Registrable Securities (defined below) owned by such Significant Stockholder. In order to accomplish such demand, the Significant Stockholder shall send written notice of its demand to the Company, and such notice shall specify the number of Registrable Securities sought to be registered. The Significant Stockholders shall have, from the date hereof to and including the seventh anniversary hereof, the right to a total of four Demand Registrations. For purposes of this Agreement, "Significant Stockholder" shall mean Bradford Venture Partners, L.P., a New Jersey limited partnership, and Overseas Private Investors Partners, a Bermuda general partnership, and their respective successors and assigns. The Company shall only be required to proceed with a Demand Registration requested by a Significant Stockholder if the number of Registrable Securities that the Stockholders (including the Significant Stockholder requesting the Demand Registration) and the Company shall have elected to include in such Demand Registration pursuant to this Section 1 is equal to a minimum of 375,000 shares of Common Stock.


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      (b) PROCEDURE. Within 10 days after receipt of such a demand, the Company will give written notice of such requested registration to all other holders of Registrable Securities and will include in such registration, subject to the allocation provisions below, all other Registrable Securities with respect to which the Company has received written requests for inclusion within 20 days after the Company's mailing of such notice, plus any securities of the Company that the Company chooses to include on its own behalf.

      (c) EXPENSES. In a Demand Registration, the Company will pay the Registration Expenses (defined below), but the Underwriting Commissions (defined below) will be paid by those holders of Registrable Securities whose Registrable Securities are included in the Demand Registration in proportion to any Registrable Securities included on their behalf.

      (d) PRIORITY ON DEMAND REGISTRATIONS. If a Demand Registration is underwritten and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities requested to be included exceeds the number that can be sold in such offering, at a price reasonably related to fair value, the Company will include in such Demand Registration (i) first, the Registrable Securities requested to be included in such Demand Registration by all Stockholders, including the Significant Stockholder making the demand, pro rata on the basis of the number of Registrable Securities owned,
(ii) second, any securities that the Company desires to include on its own behalf and (iii) third, any securities of the Company that are not Registrable Securities and have "piggyback" registration rights. A Demand Registration shall not be considered to be one of the Significant Stockholder's four Demand Registrations under Section 1(a) hereof, and the Company shall pay the Registration Expenses of such Demand Registration, if (i) the Significant Stockholder that initiated the Demand Registration is not able to register and sell in the Demand Registration at least 75 % of the Registrable Securities sought to be included in the Demand Registration by such Significant Stockholder, as specified in such Significant Stockholder's notice by which the demand was made, or (ii) the gross proceeds of the securities included in the Demand Registration on behalf of the Company constitute at least 20% of the total gross proceeds of the Demand Registration.

      (e) SELECTION OF UNDERWRITERS. If any Demand Registration is underwritten, the selection of investment banker(s) and manager(s) and the other decisions regarding the underwriting arrangements for the offering will be made by the Significant Stockholder demanding such registration.

      (f) CONTEMPORANEOUS DEMAND. If any holder of the Company's securities that is not a holder of Registrable Securities under this Agreement exercises demand registration rights to have the Company register its securities under the 1933 Act (a "Non-Stockholder Registration") within a period of 30 days before or after the time any Significant Stockholder shall have requested a Demand Registration, then (i) the holders of Registrable Securities that desire to be included in the Non-Stockholder Registration and the holders of securities other than Registrable Securities that have registration rights with respect to such registration shall be entitled to participate in the Non-Stockholder Registration on a pro rata basis, according to the number of shares owned by the holders seeking to have securities included in such registration, (ii) the Company will pay all of the Registration Expenses of the Non-Stockholder Registration (to the extent obligated under


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its agreement with such holder) and (iii) the Non-Stockholder Registration shall not count as a Demand Registration with respect to any Significant Stockholder that shall have requested a Demand Registration with such time period unless the Significant Stockholder is able to register and sell at least 75% of the Registrable Securities sought to be registered by that Stockholder in its Demand Registration.

      (g) WITHDRAWAL OF DEMAND. If any holder of Registrable Securities disapproves of the terms of the underwritten public offering, such holder may elect to withdraw the request for a Demand Registration by providing written notice to the Company. In the event of such withdrawal, and if such holder reimburses the Company for its Registration Expenses arising directly from such holder's request for a Demand Registration, such initial request shall not count for purposes of determining the number of Demand Registrations to which the Significant Stockholders are entitled pursuant to Section 1(a) hereof.

      (h) LIMITATIONS ON DEMANDS. The Company shall be entitled to postpone for a reasonable period of time not to exceed [90] days the filing of any registration statement otherwise required to be prepared and filed by it if, at the time it receives the request for a Demand Registration, the Company determines, in its reasonable judgment, that such Demand Registration would materially interfere with any then pending financing, acquisition, corporate reorganization or other material transaction involving the Company and/or any of its subsidiaries, and promptly give the Significant Stockholder(s) who have requested registration of all or part of their Registrable Securities written notice of such determination and the reasons therefor. In such event, the Significant Stockholder(s) who have requested registration of all or a part of their Registrable Securities shall have the right to withdraw the request for a Demand Registration by giving written notice to the Company within 30 days after receipt of the notice of postponement (and, in the event of such withdrawal, such request shall be ignored for purposes of determining the number of Demand Registrations to which the Significant Stockholders are entitled pursuant to
Section 1(a)).

      2.    PIGGYBACK REGISTRATIONS.

      (a) RIGHT TO PIGGYBACK. Whenever the Company or any other holder proposes to register any of its securities under the 1933 Act (other than a Demand Registration), and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company will give prompt written notice to all holders of Registrable Securities and will include in such Piggyback Registration, subject to the allocation provisions below, all Registrable Securities with respect to which the Company has received written requests from the Stockholders for inclusion within 20 days after the Company's mailing of such notice. The Company shall not select a form of registration statement which imposes, for its use, limitations on the maximum value or number of securities to be registered if these limitations would preclude registration of the Registrable Securities that the Company has been requested to include in such registration,


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      (b) PIGGYBACK EXPENSES. In all Piggyback Registrations, the Company will pay the Registration Expenses related to the Registrable Securities of the Stockholders, but the Stockholders will pay the Underwriting Commissions related to their Registrable Securities.

      (c) PRIORITY ON PRIMARY REGISTRATIONS. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering, at a price reasonably related to fair value, the Company will allocate the securities to be included as follows: first, the securities the Company proposes to sell on its own behalf; and second, Registrable Securities requested to be included in such registration, pro rata on the basis of the number of Registrable Securities owned among the Stockholders.

      (d) PRIORITY ON SECONDARY REGISTRATIONS. If a Piggyback Registration is initiated as an underwritten secondary registration on behalf of holders of the Company's securities (other than a Demand Registration pursuant to Section 1), and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering, the Company will allocate the securities to be included as follows: first, the securities requested to be included by the holders initiating such registration; and second, Registrable Securities requested to be included in such registration, pro rata on the basis of the number of Registrable Securities owned among the Stockholders.

      (e) SELECTION OF UNDERWRITERS. If any Piggyback Registration is underwritten, the selection of investment banker(s) and manager(s) and the other decisions regarding the underwriting arrangements for the offering will be made by the Company if the registration is under Section 2(c) hereof, or by the holders initiating such registration, if the registration is under Section 2(d) hereof.

3.    HOLDBACK AGREEMENTS.

      Neither any Stockholder nor the Company shall effect any public sale or distribution of equity securities of the Company or any securities convertible into or exchangeable or exercisable for such securities during the seven days prior to and the 90 days after any underwritten Demand Registration or underwritten Piggyback Registration has become effective (except as part of such underwritten registration if required by law or by the underwriter of such offering).

4.    REGISTRATION PROCEDURES.

      Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to Section 1 or 2 of this Agreement, the Company will, as expeditiously as possible:

      (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such


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registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish each Stockholder with copies of all such documents proposed to be filed);

      (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 120 days;

      (c) furnish to each Stockholder such number of copies of such registration statement, each amendment and supplement thereto and the prospectus included in such registration statement (including each preliminary prospectus), and such other documents as such Stockholder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Stockholder;

      (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the managing underwriter(s) may reasonably request;

      (e) notify each Stockholder at any time when a prospectus relating thereto is required to be delivered under the 1933 Act within the period that the Company is required to keep the registration statement effective of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such Stockholders, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

      (f) cause all such Registrable Securities to be listed or included on securities exchanges or eligible for quotation on the NASDAQ National Market System on which similar securities issued by the Company are then listed or included;

      (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

      (h) enter into such customary agreements (including an underwriting agreement in customary form) and take such other customary actions as may be reasonably necessary to expedite or facilitate the disposition of such Registrable Securities;

      (i) obtain a "comfort" letter addressed to the Company and the Stockholders from the Company's independent pubic accountants in customary form and covering such matters of the type customarily covered by "comfort" letters;


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      (j) make available for inspection by any Stockholder, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such Stockholder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Stockholder, underwriter, attorney, accountant or agent in connection with such registration statement; and

      (k) use its best efforts to obtain an opinion from the Company's counsel in such form and covering such matters as may reasonably be agreed upon by the Company and such Stockholder at that time.

5.    INDEMNIFICATION AND CONTRIBUTION.

      (a) The Company hereby indemnifies each Stockholder, its officers and directors, and each person who controls such holder (within the meaning of the 1933 Act), against all losses, claims, damages, liabilities and expenses arising out of or resulting from any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading except insofar and to the extent as the same are caused by or contained in any information furnished to the Company by such holder expressly for use therein or by any such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify the underwriters, their officers and directors, and each person who controls such underwriters (within the meaning of the 1933 Act) to the same extent as provided above with respect to the indemnification of the Stockholders.

      (b) In connection with any registration statement in which a Stockholder is participating, each such holder will furnish to the Company in writing such information as is reasonably requested by the Company for use in any such registration statement or prospectus concerning such Stockholder and will indemnify the Company, its directors and officers and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in information so furnished by such holder specifically for use in preparing the registration statement. Notwithstanding the foregoing, the liability of a Stockholder under this Section 5(b) shall be limited to an amount equal to the net proceeds actually received by the Stockholder from the sale of Registrable Securities covered by the registration statement.

      (c) Any person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in


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such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld).
An indemnifying party who is not entitled, or elects not, to assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

      (d) If the indemnification provided for in this Section 5 is unavailable to an indemnified party under paragraphs (a) and (b) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or Registration Expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Stockholder(s) on the other hand from the offering of the Registrable Securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Stockholder(s) on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Stockholder(s) on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bears to the total net proceeds from the offering (before deducting expenses) received by the Stockholder(s), in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company on the one hand and the Stockholder(s) on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Stockholder(s) and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      (e) The Company and the Significant Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by a pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the foregoing, the liability of a Stockholder under this Section 5(e) shall be limited to an amount equal to the net proceeds actually received by the Stockholder from the sale of Registrable Securities covered by the registration statement.


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6.    PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.

      No Stockholder may participate in any underwritten registration hereunder unless such holder (a) agrees to sell such holder's securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements under Section 1(e) or 2(e) hereof, and
(b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

7.    DEFINITIONS.

      (a) The term "Registrable Securities" means (i) the Common Stock of the Company registered in the names of the Stockholders from time to time, and (ii) any securities issued or to be issued with respect to the securities referred to in clause (i) of this Section 7(a) by way of a stock dividend or stock split or, in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been effectively registered under the 1933 Act and disposed of in accordance with the registration statement covering them.

      (b) The term "Registration Expenses" means all expenses incident to the Company's performance of or compliance with this Agreement, including all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, expenses and fees for listing the securities to be registered on exchanges on which similar securities issued by the Company are then listed, and fees and disbursements of counsel for the Company, and of all independent certified public accountants, underwriters (other than Underwriting Commissions) and the reasonable fees and disbursements of a single counsel for the Stockholders in the event of a Demand Registration.

      (c) The term "Underwriting Commissions" means all underwriting discounts or commissions relating to the sale of securities of the Company, but excludes any expenses reimbursed to underwriters.

8.    MISCELLANEOUS.

      (a) NOTICES. All notices that are required or permitted hereunder shall be in writing and shall be sufficient if personally delivered or sent by mail, facsimile message or Federal Express or other delivery service. Any notices shall be deemed given upon the earlier of the date when received at, or the third day after the date when sent by registered or certified mail or the day after the date when sent by Federal Express to, the address or fax number set forth below, unless such address or fax number is changed by notice to the other party hereto.

      (b) AMENDMENTS AND WAIVERS. The provisions of this Agreement may be amended or terminated and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if previously approved in writing by the Stockholders.


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      (c) BINDING EFFECT. This Agreement will bind and inure to the benefit of the respective successors (including any successor resulting from a merger or similar reorganization), assigns, heirs, and personal representatives of the parties hereto. Without limiting the generality of the foregoing, if a Stockholder liquidates or reorganizes such that its assets are transferred to its own stockholders or partners or to another entity, such stockholders, partners or entity shall succeed to all of the rights of such Stockholder hereunder.

      (d) PRIOR AGREEMENTS. This Agreement is the only agreement among the Company and any of the Stockholders with respect to the subject matter hereof, and any prior agreements between the Company and any of the Stockholders relating to the subject matter of this Agreement are terminated as of the date hereof and shall have no further force and effect.

      (e) GOVERNING LAW. All questions concerning the construction, validity and interpretation of this Agreement will be governed by the internal law, not the law of conflicts, of the State of New York.

      (f) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be considered to be an original instrument and to be effective as of the date first written above. Each such copy shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

      (g) INTERPRETATION. Unless the context of this Agreement clearly requires otherwise (i) references to the plural include the singular, the singular the plural, the part the whole, (ii) references to one gender include all genders,
(iii) "or" has the inclusive meaning frequently identified with the phrase "and/or" and (iv) "including" has the inclusive meaning frequently identified with the phrase "but not limited to." The section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above. This Agreement shall be binding upon any party that execute and delivers a copy hereof, irrespective of whether any of the parties listed below (other than the Company) do not also become a party hereto.


                              FOILMARK, INC.


                              By:  /s/
                                 ----------------------------------------------
                                   Name:  Frank J. Olsen, Jr.
                                   Title:  President & Chief Executive Officer


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


                              BRADFORD VENTURE PARTNERS, L.P.

                              By:  Bradford Associates, General Partner


                              By:  /s/
                                 ----------------------------------------------
                                   Name:
                                   Title:

                              OVERSEAS PRIVATE INVESTOR PARTNERS

                              By:  Overseas Private Investors, Ltd.,
                                        General Partner


                              By:       /s/
                                 ----------------------------------------------
                                   Name:
                                   Title:



                                        /s/
                                 ----------------------------------------------
                                    James L. Rooney



                                        /s/
                                 ----------------------------------------------
                                    Robert J. Simon



                                        /s/
                                 ----------------------------------------------
                                    Michael S. Mathews



                                        /s/
                                 ----------------------------------------------
                                    Brian Kelly



                                        /s/
                                 ----------------------------------------------
                                    Harvey S. Share



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